Exhibit 99.2

DTE Energy

2Q 2011

Supplemental Financial Information

2Q 2011 Supplemental Financial Information

Exhibit 99.2
DTE Energy Company
Consolidated Statements Of Financial Position (Unaudited)

	June 30,	December 31,
(in Millions)	2011	2010
ASSETS
Current Assets
Cash and cash equivalents	$61	$65
Restricted cash	118	120
Accounts receivable (less allowance for doubtful accounts of $174 and $196, respectively)
Customer	1,297	1,393
Other	151	402
Inventories
Fuel and gas	473	460
Materials and supplies	212	202
Deferred income taxes	127	139
Derivative assets	109	131
Other	223	255

	2,771	3,167

Investments
Nuclear decommissioning trust funds	975	939
Other	526	518

	1,501	1,457

Property
Property, plant and equipment	22,123	21,574
Less accumulated depreciation, depletion and amortization	(8,839)	(8,582)

	13,284	12,992

Other Assets
Goodwill	2,020	2,020
Regulatory assets	3,905	4,058
Securitized regulatory assets	656	729
Intangible assets	71	67
Notes receivable	127	123
Derivative assets	49	77
Other	195	206

	7,023	7,280

Total Assets	$24,579	$24,896

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30,	December 31,
(in Millions, Except Shares)	2011	2010
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$733	$729
Accrued interest	101	111
Dividends payable	199	95
Short-term borrowings	151	150
Current portion long-term debt, including capital leases	326	925
Derivative liabilities	110	142
Gas inventory equalization	109	—
Other	517	597

	2,246	2,749

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,622	6,114
Securitization bonds	559	643
Trust preferred-linked securities	289	289
Capital lease obligations	37	43

	7,507	7,089

Other Liabilities
Deferred income taxes	2,964	2,632
Regulatory liabilities	978	1,328
Asset retirement obligations	1,538	1,498
Unamortized investment tax credit	70	75
Derivative liabilities	74	110
Liabilities from transportation and storage contracts	76	83
Accrued pension liability	680	866
Accrued postretirement liability	1,220	1,275
Nuclear decommissioning	152	149
Other	250	275

	8,002	8,291

Commitments and Contingencies

Equity
Common stock, without par value, 400,000,000 shares authorized, 169,328,889 and 169,428,406 shares issued and outstanding, respectively	3,415	3,440
Retained earnings	3,516	3,431
Accumulated other comprehensive loss	(146)	(149)

Total DTE Energy Company Equity	6,785	6,722
Noncontrolling interests	39	45

Total Equity	6,824	6,767

Total Liabilities and Equity	$24,579	$24,896

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended
	June 30
(in Millions)	2011	2010
Operating Activities
Net income	$378	$317
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	493	504
Deferred income taxes	14	72
Asset losses, reserves and impairments, net	8	1
Changes in assets and liabilities, exclusive of changes shown separately	266	257

Net cash from operating activities	1,159	1,151

Investing Activities
Plant and equipment expenditures — utility	(684)	(463)
Plant and equipment expenditures — non-utility	(35)	(52)
Proceeds from sale of assets, net	9	24
Restricted cash for debt redemption	2	1
Proceeds from sale of nuclear decommissioning trust fund assets	59	128
Investment in nuclear decommissioning trust funds	(76)	(145)
Consolidation of VIEs	—	19
Other	(42)	(4)

Net cash used for investing activities	(767)	(492)

Financing Activities
Issuance of long-term debt	547	—
Redemption of long-term debt	(721)	(91)
Short-term borrowings, net	1	(327)
Issuance of common stock	—	23
Repurchase of common stock	(18)	—
Dividends on common stock	(190)	(176)
Other	(15)	(16)

Net cash used for financing activities	(396)	(587)

Net Increase (Decrease) in Cash and Cash Equivalents	(4)	72
Cash and Cash Equivalents at Beginning of Period	65	52

Cash and Cash Equivalents at End of Period	$61	$124

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2011	2010	2011	2010
Operating Revenues	$1,240	$1,208	$2,432	$2,354

Operating Expenses
Fuel and purchased power	417	390	795	733
Operation and maintenance	331	326	660	635
Depreciation and amortization	202	210	404	414
Taxes other than income	60	61	119	126
Asset (gains) and losses, net	(5)	—	14	(1)

	1,005	987	1,992	1,907

Operating Income	235	221	440	447

Other (Income) and Deductions
Interest expense	73	77	144	158
Other income	(11)	(9)	(21)	(17)
Other expenses	6	11	12	17

	68	79	135	158

Income Before Income Taxes	167	142	305	289

Income Tax Provision	63	55	116	111

Net Income	$104	$87	$189	$178

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2011	2010	2011	2010
Operating Revenues	$238	$230	$918	$975

Operating Expenses
Cost of gas	92	81	491	539
Operation and maintenance	102	67	203	175
Depreciation and amortization	22	22	44	48
Taxes other than income	14	15	31	31

	230	185	769	793

Operating Income	8	45	149	182

Other (Income) and Deductions
Interest expense	15	16	31	33
Interest income	(2)	(2)	(4)	(4)
Other income	(1)	(1)	(3)	(3)
Other expenses	—	2	1	3

	12	15	25	29

Income (Loss) Before Income Taxes	(4)	30	124	153

Income Tax Provision (Benefit)	(1)	11	45	55

Net Income (Loss)	$(3)	$19	$79	$98

DTE Energy Debt/Equity Calculation
As of June 30, 2011
($ millions)

Short-term borrowings	$151
Current portion of long-term debt, including capital leases	326
Mortgage bonds, notes and other	6,622
Securitization bonds, excluding current portion	559
Capital lease obligations	37
Other adjustments	320
less Securitization bonds, including current portion	(717)
50% Trust preferred-linked securities	144

Total debt	7,442

50% Trust preferred-linked securities	144

Total preferred/ other	144

Equity	6,785

Total capitalization	$14,371

Debt	52%
Preferred	1%
Common shareholders’ equity	47%

Total	100%

Sales Analysis — Q2 2011
Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2011	Q2 2010	% Change
Residential	3,607	3,602	0%
Commercial	3,998	3,988	0%
Industrial	2,405	2,605	-8%
Other	763	799	-5%

	10,773	10,994	-2%
Choice	1,409	1,283	10%

TOTAL SALES	12,182	12,277	-1%

Gas Sales — MichCon Service Area (MMcf)

	Q2 2011	Q2 2010	% Change
Residential	14,131	11,245	26%
Commercial	3,169	2,681	18%
Industrial	204	112	82%

	17,504	14,038	25%
End User Transportation*	27,343	27,691	-1%

TOTAL SALES	44,847	41,729	7%

*	Includes choice customers
Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2011	Q2 2010	% Change
Residential	494,468	471,181	5%
Commercial	409,267	394,886	4%
Industrial	169,387	174,018	-3%
Other	49,452	44,701	11%

	1,122,574	1,084,786	3%
Choice	25,477	25,002	2%

TOTAL REVENUES	1,148,051	1,109,788	3%

Gas Revenue — MichCon Service Area ($000s)

	Q2 2011	Q2 2010	% Change
Residential	148,485	133,968	11%
Commercial	31,449	30,511	3%
Industrial	1,706	1,026	66%

	181,640	165,506	10%
End User Transportation*	43,183	36,122	20%

TOTAL REVENUES	224,823	201,628	12%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q2 2011	Q2 2010	% Change
Actuals	242	308	-21%
Normal	193	193

Deviation from normal	25%	60%
Heating Degree Days
MichCon service territory

	Q2 2011	Q2 2010	% Change
Actuals	823	596	38%
Normal	803	826

Deviation from normal	2%	-28%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q2 2011	Q2 2010
MichCon	1	(6)	Colder weather increased MichCon’s earnings by $1 million Q2 2011.

Sales Analysis — YTD June 30, 2011
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2011	YTD 2010	% Change
Residential	7,495	7,268	3%
Commercial	7,991	7,930	1%
Industrial	4,747	5,080	-7%
Other	1,561	1,600	-2%

	21,794	21,878	0%
Choice	2,711	2,386	14%

TOTAL SALES	24,505	24,264	1%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2011	YTD 2010	% Change
Residential	61,790	54,402	14%
Commercial	15,673	14,755	6%
Industrial	503	329	53%

	77,966	69,486	12%
End User Transportation*	79,066	71,644	10%

TOTAL SALES	157,032	141,130	11%

*	Includes choice customers
Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2011	YTD 2010	% Change
Residential	1,013,905	939,154	8%
Commercial	804,973	780,056	3%
Industrial	333,688	334,697	0%
Other	98,164	90,458	9%

	2,250,730	2,144,365	5%
Choice	51,511	50,731	2%

TOTAL REVENUES	2,302,241	2,195,096	5%

Gas Revenue — MichCon Service Area ($000s)

	YTD 2011	YTD 2010	% Change
Residential	591,759	608,231	-3%
Commercial	144,820	162,408	-11%
Industrial	4,218	3,385	25%

	740,797	774,024	-4%
End User Transportation*	124,415	113,115	10%

TOTAL REVENUES	865,212	887,139	-2%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2011	YTD 2010	% Change
Actuals	242	308	-21%
Normal	193	193

Deviation from normal	25%	60%
Heating Degree Days
MichCon service territory

	YTD 2011	YTD 2010	% Change
Actuals	4,274	3,636	18%
Normal	4,016	4,055

Deviation from normal	6%	-10%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2011	YTD 2010
MichCon	9	(11)	Colder weather increased MichCon’s earnings by $9 million YTD 2011.

Detroit Edison Temperature Normal Sales Analysis —
June 30, 2011
Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	Q2 2011	Q2 2010	% Change
Residential	3,475	3,390	3%
Commercial	3,954	3,909	1%
Industrial	2,401	2,596	-8%
Other	763	799	-4%

	10,593	10,693	-1%
Choice	1,399	1,265	11%

TOTAL SALES	11,992	11,959	0%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	Q2 2011	Q2 2010	% Change
Residential	3,475	3,390	3%
Commercial	4,772	4,617	3%
Industrial	2,982	3,153	-5%
Other	763	799	-4%

TOTAL SALES	11,992	11,959	0%

Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	YTD 2011	YTD 2010	% Change
Residential	7,301	7,152	2%
Commercial	7,947	7,858	1%
Industrial	4,743	5,071	-6%
Other	1,561	1,600	-2%

	21,551	21,681	-1%
Choice	2,701	2,369	14%

TOTAL SALES	24,252	24,050	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	YTD 2011	YTD 2010	% Change
Residential	7,302	7,152	2%
Commercial	9,551	9,336	2%
Industrial	5,839	5,962	-2%
Other	1,561	1,600	-2%

TOTAL SALES	24,252	24,050	1%